UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2003

STRATEX NETWORKS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-15895	77-0016028

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Rose Orchard Way, San Jose, CA 95134

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 943-0777

ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 9. REGULATION FD DISCLOSURE.

On July 2, 2003, Stratex Networks, Inc. announced its preliminary revenue and earnings expectations for the first quarter fiscal year 2004 ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

     (c)  Exhibits

Exhibit No.	Document

99.1	Press Release announcing preliminary revenue and earnings expectations for the first quarter fiscal year 2004 ended June 30, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEX NETWORKS, INC.

Date: July 2, 2003	By:	/s/ Carl Thomsen

Carl Thomsen Chief Financial Officer

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EXHIBIT INDEX

99.1	Press Release announcing preliminary revenue and earnings expectations for the first quarter fiscal year 2004 ended June 30, 2003.

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